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                                  EXHIBIT 10.1

                SECOND EXTENSION OF EXECUTIVE EMPLOYMENT CONTRACT

         THIS SECOND EXTENSION OF EXECUTIVE EMPLOYMENT CONTRACT (this "Extension") is made as of the 9th day of December, 2004, by and between R. G. BARRY CORPORATION, an Ohio corporation having its principal place of business located at 13405 Yarmouth Road, N.W., Pickerington, Ohio 43147 (the "Company"), and THOMAS M. VON LEHMAN, an individual having an address of 223 Fourth Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive are parties to an Executive Employment Contract dated March 10, 2004, as amended by that certain Amendment to Executive Employment Contract dated March 29, 2004 and that certain Extension of Executive Employment Contract dated September 9, 2004 (as amended, the "Employment Agreement"); and

         WHEREAS, pursuant to Section 1(a) of the Employment Agreement, the Company and the Executive desire to extend the Term of the Employment Agreement for a three-month period ending on March 9, 2005;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties expressed in this Extension, the parties agree as follows, each intending to be legally bound hereby:

         1. All capitalized terms used in this Extension without definition have the meanings given to them in the Employment Agreement.

         2. The Term of the Employment Agreement is hereby extended for a period of three months, ending on March 9, 2005.

         3. Except as otherwise provided herein, the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Extension has been duly executed on behalf of the Company and by the Executive as of the date first above written.

EXECUTIVE:                                  COMPANY:

                                            R. G. BARRY CORPORATION

/s/ Thomas M. Von Lehman                    By: /s/ Daniel D. Viren
------------------------                        -----------------------------
Thomas M. Von Lehman                            Daniel D. Viren
                                                Senior Vice President - Finance,
                                                Chief Financial Officer,
                                                Secretary and Treasurer